UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Celcuity Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38207	82-2863566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16305 36th Avenue North, Suite 100
Minneapolis, Minnesota 55446

(Address of Principal Executive Offices and Zip Code)

(763) 392-0767

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 28, 2025, Celcuity Inc. (the “Company”) entered into the Second Amendment to Amended and Restated Loan and Security Agreement (the “Second Amendment” and the existing Amended and Restated Loan Agreement, the “A&R Loan Agreement”) with Innovatus Life Sciences Lending Fund I, LP, a Delaware limited partnership (“Innovatus”), as collateral agent and a lender, Oxford Finance LLC, a Delaware limited liability company (“Oxford”), as a lender, and the other lenders party thereto, pursuant to which the A&R Loan Agreement was amended to (i) subject to certain terms and conditions, permit the issuance of the Notes (as defined below) and certain transactions in connection therewith, including the conversion thereof settled solely in common stock (together with cash in lieu of the issuance of any fractional share of common stock), (ii) permit the capped call transactions the Company expects to enter in connection with the pricing of the Notes, (iii) require an amendment fee payable by the Company to Oxford in the amount of $25,000, which was paid at the closing of the Second Amendment, and (iv) extend to May 9, 2026 the expiration date of Innovatus’ right to convert up to 20% of the outstanding principal of the Term A Loan (as defined in the A&R Loan Agreement) into shares of the Company’s common stock at a price per share of $10.00.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On July 28, 2025, the Company issued a press release announcing that it had launched a proposed concurrent offering (the “Offering”) to issue and sell (i) $150.0 million aggregate principal amount of Convertible Senior Notes due 2031 (the “Notes”) and (ii) $75.0 million of shares of the Company’s common stock. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Term D Loan

Following the Company’s prior announcement of topline results from its PIK3CA wild-type cohort of Phase 3 VIKTORIA-1 clinical trial, the Company believes that it has achieved the Term D Milestone (as defined in the A&R Loan Agreement) and therefore is eligible to incur an additional $30.0 million of indebtedness under the Term D Loan (as defined in the A&R Loan Agreement). The Company intends to draw down such $30.0 million in late August 2025 prior to the expiration of the Term D Draw Period (as defined in the A&R Loan Agreement) on August 31, 2025.

Preliminary Financial Results as of June 30, 2025

The Company’s cash, cash equivalents and short-term investments are expected to be approximately $168.4 million as of June 30, 2025, as compared to $283.1 million as of June 30, 2024. The preceding preliminary financial information has been prepared by the Company’s management and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto. The Company expects to complete its interim financial statements as of and for the three months and six months ended June 30, 2025 subsequent to the completion of the Offering. While the Company is currently unaware of any items that would require it to make adjustments to the preceding financial information, it is possible that the Company or its independent registered public accounting firm may identify such items in the process of completing the Company’s interim financial statements. Accordingly, undue reliance should not be placed on this preliminary financial information. This preliminary financial information is not necessarily indicative of any future period.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including statements relating to the proposed Offering, achievement of the Term D Milestone, our intent to incur an additional $30.0 million of indebtedness under the Term D Loan prior to the expiration of the Term D Draw Period, and our expectations regarding the completion of our financial statements as of and for the three months and six months ended June 30, 2025. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “confidence,” “encouraged,” “potential,” “plan,” “targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements. The forward-looking statements included in this report are based on management’s current expectations and beliefs which are subject to a number of risks, uncertainties and factors, including that our Offering may be delayed or terminated prior to completion, we may fail to draw the Term D Loan on or before the expiration of the Term D Draw Period, and we or our independent registered public accounting firm may identify unexpected adjustments that would change the preliminary financial information disclosure herein. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as such risks may be updated in our subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by these cautionary statements, and we undertake no obligation to revise or update this report to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Amended and Restated Loan and Security Agreement, dated May 13, 2025, by and among the Company, Innovatus Life Sciences Lending Fund I, LP, as collateral agent, the Lenders named therein and Oxford Finance LLC
99.1	Press release dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025

CELCUITY INC.

By:	/s/ Brian F. Sullivan
Brian F. Sullivan
Chief Executive Officer